Exhibit 10.04

CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS

DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR

CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED

WITH AN ASTERISK TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE

CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH

THE SECURITIES AND EXCHANGE COMMISSION.

March 8, 2010

Amyris Fuels, LLC

5885 Hollis St., Suite 100

Emeryville, CA 94608

Attention:	Jeri Hilleman, CFO, Amyris Biotechnologies, Inc.
Tom Krivas, Vice President - Risk Management, Amyris Biotechnologies, Inc.

Re: Amendment to Uncommitted Facility Letter

Ladies and Gentlemen:

We refer to the Uncommitted Facility Letter, dated as of November 25, 2008 (as amended, the “Uncommitted Facility Letter”), between BNP Paribas (the “Bank”) and Amyris Fuels, Inc. (predecessor in interest to Amyris Fuels, LLC, the “Borrower”). Unless otherwise defined, capitalized terms used in this Amendment to Uncommitted Facility Letter (this “Amendment”) have the meanings provided for in the Uncommitted Facility Letter.

Each of the undersigned hereby agrees that, effective as of the date hereof, the Uncommitted Facility Letter shall be amended as follows:

1. The section entitled “Availability and Maturity” of the Uncommitted Facility Letter is hereby amended by deleting the term “November 24, 2009” in the first sentence and inserting in lieu thereof “January 14, 2011.”

2. Clause 2 in the section entitled “Borrowing Base” of the Uncommitted Facility Letter is hereby amended and restated in its entirety to read as follows:

“2. Unrealized Gains on Eligible Forward Contracts (adjusted for margin collected/ paid and net of offsetting unrealized losses or payables) shall be limited to the lesser of [*] of the total net borrowing base asset value and [*] in the aggregate.”

3. Clause 4 in the section entitled “Borrowing Base” of the Uncommitted Facility Letter is hereby amended and restated in its entirety to read as follows:

“4. Unsold inventory will be limited to [*].”

This Amendment is executed pursuant to the Uncommitted Facility Letter and shall be construed, administered and applied in accordance with all of the terms and provisions of the Uncommitted Facility Letter.

This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[*]	Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

This Amendment shall not become effective until we have received fully executed original counterparts of this Amendment.

The Guarantor hereby confirms its agreement to this Amendment and ratifies its Guaranty by signing in the space provided below.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO NEW YORK CONFLICTS OF LAWS PRINCIPLES).

Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Uncommitted Facility Letter shall continue to be, and shall remain, in full force and effect in accordance with their respective terms and are hereby ratified, confirmed and remade as of the date hereof The modifications set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, consent to or modification of any other term or provision of the Uncommitted Facility Letter or of any term or provision of any other instrument referred to therein or herein, or of any transaction or further or future action on the part of the Borrower or any other person which would require the consent of the Bank under the Uncon.l1.l1itted Facility Letter or any such other instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

Sincerely,

BNP PARIBAS

By: /s/ Christine Dirringer
Name: Christine Dirringer
Title: Director

By: /s/ Keith Cox
Name: Keith Cox
Title: Managing Director

We confirm our agreement to the foregoing:

AMYRIS FUELS, LLC

By: /s/ Thomas Krivas
Name: Thomas Krivas
Title: Assistant Secretary

Agreed to and acknowledged by Guarantor:

AMYRIS BIOTECHNOLOGIES, INC.

By: /s/ Jeryl Hilleman
Name: Jeryl Hilleman
Title: Chief Financial Officer